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                   CANADA LIFE INSURANCE COMPANY OF NEW YORK
               CANADA LIFE OF NEW YORK VARIABLE ANNUITY ACCOUNT 1

              PRE-SUBSTITUTION SUPPLEMENT DATED NOVEMBER 19, 1999
                                       TO
                          PROSPECTUS DATED MAY 1, 1999


     On November 19, 1999, Canada Life Insurance Company of New York ("Canada Life") and several other applicants filed an application with the Securities and Exchange Commission seeking an order approving the substitution of shares of certain investment portfolios of Fidelity Variable Insurance Products Fund ("Fidelity VIP"), Fidelity Variable Insurance Products Fund II ("Fidelity VIP II") and The Alger American Fund ("Alger"), some of which are currently held by various Sub-Accounts of the Canada Life of New York Variable Annuity Account 1 (the "Account"), for shares of certain other investment portfolios of the Canada Life of America Series Fund, Inc. ("Series Fund"). To the extent required by law, approvals of such substitutions will also be obtained from the state insurance regulators in certain jurisdictions. If such approvals are granted, the Money Market Sub-Account, Bond Sub-Account, International Equity Sub-Account, Capital Sub-Account, Managed Sub-Account and Value Equity Sub-Account will no longer be available investment options in the Account under the Policies. Canada Life anticipates that, if such approvals are granted, the proposed substitutions will occur on or about April 28, 2000.

     The effect of such share substitutions would be to replace the portfolios of the Series Fund with certain portfolios of Fidelity VIP, Fidelity VIP II and Alger as investment options under the Policies described in your May 1, 1999 prospectus. More particularly, Canada Life proposes to substitute: (1) shares of the Fidelity VIP Money Market Portfolio for shares of the Series Fund Money Market Portfolio; (2) shares of the Fidelity VIP II Investment Grade Bond Portfolio for shares of the Series Fund Bond Portfolio; (3) shares of the Fidelity VIP Overseas Portfolio for shares of the Series Fund International Equity Portfolio; (4) shares of the Alger American MidCap Growth Portfolio for shares of the Series Fund Capital Portfolio; (5) shares of the Fidelity VIP II Asset Manager Portfolio for shares of the Series Fund Managed Portfolio; and (6) shares of the Fidelity VIP II Contrafund Portfolio for shares of the Series Fund Value Equity Portfolio.

     The investment objectives of the Fidelity VIP, Fidelity VIP II and Alger portfolios are summarized below. Policyowners and prospective purchasers should carefully read each portfolio's prospectus.

The Fidelity VIP Money Market Portfolio seeks as high a level of current income as is consistent with preservation of capital and liquidity.

The Fidelity VIP II Investment Grade Bond Portfolio seeks as high a level of current income as is consistent with the preservation of capital.

The Fidelity VIP Overseas Portfolio seeks long-term growth of capital.

The Alger American MidCap Growth Portfolio seeks long-term capital appreciation.
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The Fidelity VIP II Asset Manager Portfolio seeks to obtain high total return with reduced risk over the long term by allocating its assets among stocks, bonds, and short-term instruments.

The Fidelity VIP II Contrafund Portfolio seeks long-term capital appreciation.

     From the date of this supplement to the date of the proposed substitutions, each Policyowner is permitted to make one transfer of all amounts under a Policy invested in any one of the affected Sub-Accounts on the date of this supplement to another Sub-Account (other than one of the other affected Sub-Accounts) or to the Fixed Account without that transfer counting as a "free" transfer permitted under a Policy. Also, Canada Life will not exercise any rights reserved under any Policy to impose additional restrictions on transfers until at least thirty
(30) days after the proposed substitutions occur.

     If the proposed substitutions are carried out, each Policyowner affected by the substitutions will be sent a written notice informing them that the substitutions were carried out and that they may make one transfer of all amounts under a Policy invested in any one of the affected Sub-Accounts on the date of the notice to another Sub-Account or the Fixed Account without that transfer counting as a "free" transfer permitted under a Policy.

     This supplement should be retained with the Prospectus for future reference.

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